UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 12, 2007

ESAVINGS STORE.COM, INC.

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(Exact name of registrant as specified in its charter)

Nevada	33-123774	86-1098668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification No.)

1174 Manitou Drive NW

Po Box 363

Fox Island, WA 98333

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(Address of principal executive offices) (Postal Code)

Registrant's telephone number, including area code: (253) 549-4336

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appoint of Certain Officers; Compensatory Arrangements of Certain Officers

On June 14, 2007, Stephen L. Burke was appointed a member of the Board of Directors. The Company has not entered into any agreements with Mr. Burke as of the date of this Report. Mr. Burke has not yet been appointed to any committees of the Board of Directors. There are no recent transactions with Mr. Burke which would be required to be reported hereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2007                                                                     ESAVINGS STORE.COM, INC.

/s/ John McLane

By: John McLane

President, CEO and Director